UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240. 14a-12

Columbia Funds Variable Insurance Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	1)	Title of each class of securities to which transaction applies:
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Columbia Funds Variable Insurance Trust

225 Franklin Street, Boston, Massachusetts 02110

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

(the “Fund”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.	On April 24, 2015, a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at 225 Franklin Street (Room 3100 on the 31st floor), Boston, MA 02110, at 10:00 a.m. (Eastern). You are receiving the Proxy Statement and one or more proxy cards (the “Proxy Cards”) or voting instruction cards (the “Voting Instruction Cards”) because you own shares of the Fund and have the right to vote on this important proposal concerning your investment.

The Fund is owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. Persons holding Contracts are referred to herein as “Contract Owners.” If you are a Contract Owner with Contract values allocated to the Fund, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding a proposal involving the Fund. For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

Q.	What is the proposal?

A.	Shareholders of the Fund are being asked to approve a transaction (the “Transaction”) that will result in the liquidation of the Fund and the substitution of shares of Columbia Variable Portfolio – Cash Management Fund (the “Cash Management Fund”) for shares of the Fund held by the Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Q.	Why is a shareholder vote being solicited?

A.

Absent the receipt of instructions from Contract Owners otherwise, upon liquidation of the Fund, the Participating Insurance Companies are expected to reinvest the liquidation proceeds in the Cash Management Fund. This reinvestment in the Cash Management Fund may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940. In order to effect the Transaction without the delay and expense of seeking an order of the

Securities and Exchange Commission (the “SEC”), the Participating Insurance Companies are relying on SEC guidance that requires shareholder approval.

Q.	Why is the Fund being liquidated?

A.	The Board of Trustees (the “Board”) of Columbia Funds Variable Insurance Trust (the “Trust”) determined it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. The Board approved the Fund’s liquidation based on, among other factors, consideration of a recommendation by the Fund’s adviser, Columbia Management Investment Advisers, LLC (“Columbia Management”), and its distributor to liquidate the Fund, the Fund’s relatively small size, the Fund’s performance and portfolio management changes at the Fund’s subadviser, Goldman Sachs Asset Management, L.P.

Q.	What will happen to my shares after the Fund is Liquidated?

A.	If the Transaction is approved, the Fund will pay out all distributable income and capital gains and then will be liquidated completely on or about May 1, 2015 (the “Liquidation Date”). The Participating Insurance Companies, as shareholders of the Fund on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Cash Management Fund, absent instructions from the Contract Owners who have allocated Contract value to the Fund to reallocate their Contract value to another fund available under their Contract. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from the Participating Insurance Companies. Contract Owners will not incur a taxable event, since their ownership is through a life insurance policy or annuity contract (a tax-deferred vehicle). Neither the Participating Insurance Companies nor Columbia Management will assess any charges or transaction fees as a result of the Transaction.

Q.	Do I have to reinvest my liquidation proceeds in the Cash Management Fund?

A.	No. Contract Owners may reallocate their Contract values from the Fund to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. If no other election is made, the Participating Insurance Companies will reinvest liquidation proceeds in the Cash Management Fund. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Company.

Q.	How can I get more information about the Cash Management Fund?

A.	The Cash Management Fund is a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. For more information about the Cash Management Fund, see Appendix A to the accompanying Proxy Statement, or contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the Proposal.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management will bear proxy solicitation costs.

Q.	How can I vote my proxy or instruct my Participating Insurance Company to cast my vote?

A.	You can vote or provide voting instructions in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) or Voting Instruction Card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed Proxy Card(s) or Voting Instruction Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) or Voting Instruction Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (31st Floor, Room 3100) on April 24, 2015 at 10:00 a.m. (Eastern). To attend the Meeting in person, you will need proof of ownership of the shares of the Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund. See the enclosed Proxy Statement for more information.

Q.	Why might I receive more than one Voting Instruction Card or Proxy Card?

A.	If you own shares of the Fund in more than one Contract, you may receive a separate Voting Instruction Card or Proxy Card for each such Contract, and should vote each card received.

Q.	Whom should I call if I have questions?

A.	If you have questions about the Proposal described in the Proxy Statement or about voting procedures, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at (877) 632-0899.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the “Fund”)

To be held on April 24, 2015

A Special Meeting of Shareholders (the “Meeting”) of the Fund will be held at 225 Franklin Street, Boston, MA 02110 (31st Floor, Room 3100), at 10:00 a.m. (Eastern) on April 24, 2015. At the Meeting, shareholders will be asked to approve a transaction that will result in the liquidation of the Fund and the substitution of shares of Columbia Variable Portfolio – Cash Management Fund, a series of Columbia Funds Variable Series Trust II (the “Cash Management Fund”), for shares of the Fund held by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and variable insurance policies (each a “Contract”) (that is, a reinvestment of liquidation proceeds into the Cash Management Fund).

Please take some time to read the enclosed Proxy Statement. It discusses the proposal in more detail. If you were a shareholder of the Fund or held a variable annuity and/or variable insurance contract with Contract values allocated to the Fund as of the close of business on March 6, 2015, you may vote, or instruct your Participating Insurance Company how to vote, at the Meeting or at any adjournment of the Meeting on the proposal applicable to the Fund. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote (or instruct your Participating Insurance Company how to vote) by mail, telephone or Internet. Just follow the instructions on the enclosed Voting Instruction Card(s) or Proxy Card(s). If you have questions, please call the Fund’s proxy solicitor toll free at (877) 632-0899. It is important that you vote. The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

Columbia Funds Variable Insurance Trust

225 Franklin Street, Boston, Massachusetts 02110

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

(the “Fund”)

PROXY STATEMENT

Special Meeting of Shareholders to be held on April 24, 2015

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Variable Insurance Trust (the “Trust”), relating to the special meeting of shareholders (the “Meeting”) of Variable Portfolio – Goldman Sachs Commodity Strategy Fund, a series of Columbia Funds Variable Insurance Trust, that will be held at 225 Franklin Street, Boston, MA 02110 (31st Floor, Room 3100), at 10:00 a.m. (Eastern) on April 24, 2015. It is expected that this Proxy Statement will be mailed to shareholders on or about March 23, 2015.

A portion of the Fund is owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. Persons holding Contracts are referred to herein as “Contract Owners.” For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

The purpose of the Meeting is to ask Fund shareholders to approve a transaction (the “Transaction”) that will result in the liquidation of the Fund and the substitution of shares of Columbia Variable Portfolio – Cash Management Fund, a series of Columbia Funds Variable Series Trust II (the “Cash Management Fund”), for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Additional information about the Fund is available in its prospectus, statement of additional information and annual and semiannual reports to shareholders. The Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

The Proposal — Approve a Transaction to Liquidate the Fund and Substitute Shares of the Cash Management Fund for Shares of the Fund

The shareholders of the Fund are being asked to approve a transaction (the “Transaction”) that will result in the liquidation of the Fund and the substitution of shares of the Cash Management Fund for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners.

The Board has unanimously approved a Plan of Liquidation pursuant to which the Fund will be liquidated on or about May 1, 2015 (the “Liquidation Date”), at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. In preparation for the liquidation, the Fund’s portfolio securities and other assets will be sold and the Fund will pay liabilities incurred or expected to be incurred at or prior to the Liquidation Date. At any time prior to the Liquidation Date, the Board may postpone or abandon the liquidation. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.

Columbia Management Investment Advisers, LLC (“Columbia Management”), the Fund’s investment adviser, recommended that the Board approve the liquidation of the Fund based on, among other factors, the following:

•	Portfolio management changes at the Fund’s subadviser, Goldman Sachs Asset Management, L.P. – A senior commodities portfolio manager left the subadviser in 2014.

•

Net assets – As of November 30, 2014, the Fund’s net assets were approximately $54 million and unlikely to increase. The Fund’s small size limited its ability to benefit from economies of scale enjoyed by larger funds.

•	Performance – The Fund had not performed as anticipated and Columbia Management was not confident that performance would significantly improve.

Based on this recommendation, the Board determined that it was in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

If the Transaction is approved, Participating Insurance Companies, as shareholders of the Fund on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Cash Management Fund, a series of Columbia Funds Variable Series Trust II, which is overseen by a board of trustees different than the Fund’s Board. The Cash Management Fund is a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. For more information about the Cash Management Fund, see Appendix A to this Proxy Statement.

This reinvestment of liquidation proceeds in the Cash Management Fund may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The substitution will take place at net asset value with no change in the amount of any Contract Owner’s accumulated value or in the dollar value of his or her investment in the relevant sub-account. In order to effect the Transaction without the delay and expense of seeking an order of the Securities and Exchange Commission (the “SEC”), the Participating Insurance Companies are relying on SEC guidance that requires shareholder approval. Shareholder approval of the liquidation is not otherwise required under the 1940 Act or the organizational instruments of Columbia Funds Variable Insurance Trust.

Contract Owners who have allocated Contract values to the Fund may reallocate such Contract values to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Company.

As described in the Fund’s prospectus, Columbia Management manages funds (“funds-of-funds”) and other affiliated products that may own a significant percentage of the outstanding shares of the Fund and other Columbia Funds. In fact, funds-of-funds hold approximately 98% of the Fund’s shares. In managing the funds-of-funds, Columbia Management allocates assets to, and out of, a variety of underlying funds (including the Fund) and other securities or instruments. Columbia Management has recommended to the Board that it liquidate the Fund based on its belief that liquidation is in the best interests of the Fund’s shareholders. If the Transaction is not approved, Columbia Management may re-allocate assets of the funds-of-funds out of the Fund into another commodity strategy fund or other fund or investment, in which case the Fund’s assets would likely decrease to a level that would make executing the subadviser’s investment strategy impossible.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE (OR INSTRUCT YOUR PARTICIPATING INSURANCE COMPANY TO VOTE) FOR THE PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card or Voting Instruction Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card or Voting Instruction Card without instructions, your votes will be cast FOR the approval of the Proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the Proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Fund’s proxy solicitor at Computershare Fund Services, c/o Operations Department, 280 Oser Avenue, Hauppauge, NY 11788, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy.

If you execute, date and submit a Voting Instruction Card, you may revoke or change those voting instructions by (i) submitting written notice of revocation to your Participating Insurance Company, (ii) submitting a subsequently executed and dated Voting Instruction Card or (iii) submitting voting instructions by telephone or Internet at a later date. If you submit your voting instructions by telephone or through the Internet, you may revoke those voting instructions by submitting timely subsequent voting instructions by telephone or Internet, or by completing, signing and returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instructions.

If you intend to vote in person at the Meeting, please call Computershare Fund Services toll free at (877) 632-0899 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. A quorum is required to take action on the Proposal. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast.

Abstentions and broker non-votes will have the same effect as a vote against the Proposal. The Fund does not currently expect any broker non-votes because of the composition of its shareholders.

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on March 6, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of the Fund held on the Record Date is listed in Appendix B. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Approval of the Proposal requires the affirmative vote of a majority of the shares voted at the Meeting.

Voting Information

Separate accounts of Participating Insurance Companies established to fund benefits under variable annuity contracts and/or variable life insurance policies are shareholders of the Fund. The Participating Insurance Companies generally vote the shares of the Fund that are attributable to such separate accounts in accordance with timely instructions received from Contract Owners that have Contract values allocated to such separate accounts invested in shares of the Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of the Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date.

If a voting instruction is not received from a Contract Owner, the Participating Insurance Company will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Company will vote those shares FOR the approval of the Transaction.

As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes cast by a Participating Insurance Company.

OTHER INFORMATION

Columbia Management Investment Advisers, LLC (“Columbia Management”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager and administrator of the Fund as well as for funds that invest in the Fund. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Fund. Columbia Management and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc. and are affiliated with RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix B to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of March 6, 2015. A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Funds-of-funds managed by Columbia Management may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares as of March 6, 2015.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Columbia Funds Variable Insurance Trust, Columbia Management and Columbia Management Investment Distributors, Inc. The Fund has engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $3,659. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card or Voting Instruction Card, as applicable, for each Contract. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary.

Shareholder Reports

The Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual report to its shareholders on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed

Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A

Information on Columbia Variable Portfolio — Cash Management Fund

The following is a brief description of Columbia Variable Portfolio – Cash Management Fund (for purposes of the balance of this Appendix A, referred to as “the Fund”), including its investment objective, fees and expenses, principal investment strategies and principal risks. The fees and expenses, principal investment strategies and principal risks of the Fund, which are taken from the Fund’s prospectus dated May 1, 2014, may change from time to time. More recent fee and expense information may be found in the Fund’s annual report to shareholders for the year ended December 31, 2014. For a copy of the Fund’s prospectus and Statement of Additional Information, which contains additional information about the Fund, or the Fund’s most recent shareholder report, contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. These documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov. This Appendix A does not constitute an offer to buy or sell shares of the Fund.

All references below to “Contract” refer to variable annuity contracts and/or variable life insurance policies issued by participating insurance companies. All references below to “Qualified Plan” refer to qualified pension or retirement plans. All references below to “the Investment Manager” refer to Columbia Management Investment Advisers, LLC, which is the investment adviser to the Fund.

Investment Objective

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management fees	0.33%	0.33%	0.33%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.15%	0.15%	0.15%
Total annual Fund operating expenses	0.48%	0.73%	0.61%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$49	$154	$269	$604
Class 2 (whether or not shares are redeemed)	$75	$233	$406	$906
Class 3 (whether or not shares are redeemed)	$62	$195	$340	$762

Principal Investment Strategies

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day to day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:

•

Invests substantially in securities rated in the highest short-term rating category, or deemed to be of comparable quality. However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality.

•	Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and its U.S. dollar-weighted average life to 120 days or less.

•	Buys obligations with remaining maturities of 397 days or less (as maturity is calculated by SEC rules governing the operation of money market funds).

•	Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives. The Fund may fail to achieve its investment objective and you may lose money.

Asset-Backed Securities Risk. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Most asset-backed securities are subject to prepayment risk (i.e., the risk that the Fund will have to reinvest the money received in securities that have lower yields). Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that the issuer of a debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of the Fund may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels).

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Under certain market conditions debt securities may have greater price volatility than equity securities. An investment in the Fund could lose money over short or even long periods.

Money Market Fund Risk. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the Fund or redeeming shareholders against a loss of principal.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, the Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation or performance of the Fund. For example, the SEC has proposed amendments to money market regulation, which may have adverse consequences for money market funds, including the Fund. These changes, if adopted, may affect the Fund’s ability to implement its investment strategies, and may impact the Fund’s future operations, performance and/or yields.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

APPENDIX B

Shares Outstanding

As of the Record Date, the Fund had outstanding the following number of shares of the classes indicated below.

Class 1	Class 2	Total
6,766,997.215	382,814.314	7,149,811.529

Number of Votes to Which Each Class Is Entitled

As of the Record Date, each class of the Fund is entitled to the following number of votes:

Class 1	Class 2	Total
$46,759,950.76	$2,629,934.34	$49,389,885.09

Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) and each investor who owned 25% or more of the Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of the Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. Funds managed by Columbia Management hold approximately 98% of the outstanding shares of the Fund.

Shareholder Name and Address	Share Class	% of Share Class	% of Fund (if greater than 25%)
JPMCB NA CUST FOR VP MODERATE 14201 N DALLAS PKWY FL 13 DALLAS, TX 75254-2916(a)	Class 1	63.72%	60.31%

JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS, TX 75254-2916(a)	Class 1	18.61%	N/A

JPMCB NA CUST FOR VP AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS, TX 75254-2916(a)	Class 1	10.95%	N/A

JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 14201 N DALLAS PKWY FL 13 DALLAS, TX 75254-2916(a)	Class 1	5.19%	N/A

RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474-0002	Class 2	96.20%	N/A

(a)	Fund-of-funds managed by Columbia Management, which is located at 225 Franklin Street, Boston, MA 02110.

B-1

C-1881-3 A (3/15)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VOTE IN PERSON
Attend Shareholder Meeting
225 Franklin St, 31st Floor
Room 3100
Boston, MA 02110
on April 24, 2015

Please detach at perforation before mailing.
COLUMBIA FUNDS VARIABLE INSURANCE TRUST	PROXY
VARIABLE PORTFOLIO – GOLDMAN SACHS COMMODITY STRATEGY FUND (the “Fund”)
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2015

The undersigned shareholder of the Fund hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the special meeting of shareholders (for the Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, Floor 31 Room 3100, Boston, MA 02110, on April 24, 2015, at 10:00 a.m. Eastern Time, and, revoking any previous proxies, hereby appoints Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Joseph DiMaria, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	COL_26466_030415

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 24, 2015.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-26466

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¢

		FOR	AGAINST	ABSTAIN
1.	To approve a Transaction that will result in the liquidation of the Fund and the substitution of shares of a money market fund for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

COL_26466_030415

EVERY VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card and return
in the postage-paid envelope
VOTE IN PERSON
Attend Shareholder Meeting
225 Franklin St, 31st Floor
Room 3100
Boston, MA 02110
on April 24, 2015

Please detach at perforation before mailing.
COLUMBIA FUNDS VARIABLE INSURANCE TRUST	VOTING INSTRUCTION CARD
VARIABLE PORTFOLIO – GOLDMAN SACHS COMMODITY STRATEGY FUND (the “Fund”)
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2015

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who have contract values allocated to the above-named fund (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract values allocated to the Fund. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your contract values FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your contract values in proportion to the timely voting instructions actually received from contract owners.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	COL_26466_031015-VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 24, 2015.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-26466

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¢

		FOR	AGAINST	ABSTAIN
1.	To approve a Transaction that will result in the liquidation of the Fund and the substitution of shares of a money market fund for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

COL_26466_031015-VI